UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2013

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 15, 2013, Corning Incorporated and Dongxu Group, Co., Ltd. entered into an agreement to amicably resolve their dispute over the source of certain fusion-draw technology used by Dongxu and its affiliates. Corning will license to Dongxu certain technology and Dongxu will pay to Corning certain fees to make Gen 6 and below flat panel display glass in mainland China. As part of the agreement, the parties will seek dismissal of the actions filed by Corning against Dongxu in China and Korea.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

November 15, 2013	By:	/s/ Linda E. Jolly

Name: Linda E. Jolly
Title: Corporate Secretary